Exhibit (24)

POWER OF ATTORNEY

I, the undersigned, appoint Michele L. Tyler or, in her absence or inability to act, Eric J. Cremers or Jerald W. Richards, my attorney-in-fact for me and in my name, place and stead to execute for me on my behalf in my capacity as a Director of PotlatchDeltic Corporation, the Annual Report on Form 10-K of PotlatchDeltic Corporation for the fiscal year ended December 31, 2020 to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of this Power of Attorney.

            IN WITNESS WHEREOF, I have executed this Power of Attorney as of February 12, 2021.

/s/ Michael J. Covey

DIRECTOR, Executive Chairperson of the Board

POWER OF ATTORNEY

I, the undersigned, appoint Michele L. Tyler or, in her absence or inability to act, Eric J. Cremers or Jerald W. Richards, my attorney-in-fact for me and in my name, place and stead to execute for me on my behalf in my capacity as a Director of PotlatchDeltic Corporation, the Annual Report on Form 10-K of PotlatchDeltic Corporation for the fiscal year ended December 31, 2020 to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of this Power of Attorney.

            IN WITNESS WHEREOF, I have executed this Power of Attorney as of February 12, 2021.

/s/ LINDA M. BREARD

DIRECTOR

POWER OF ATTORNEY

I, the undersigned, appoint Michele L. Tyler or, in her absence or inability to act, Eric J. Cremers or Jerald W. Richards, my attorney-in-fact for me and in my name, place and stead to execute for me on my behalf in my capacity as a Director of PotlatchDeltic Corporation, the Annual Report on Form 10-K of PotlatchDeltic Corporation for the fiscal year ended December 31, 2020 to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of this Power of Attorney.

            IN WITNESS WHEREOF, I have executed this Power of Attorney as of February 12, 2021.

/s/ WILLIAM L. DRISCOLL

DIRECTOR

POWER OF ATTORNEY

I, the undersigned, appoint Michele L. Tyler or, in her absence or inability to act, Eric J. Cremers or Jerald W. Richards, my attorney-in-fact for me and in my name, place and stead to execute for me on my behalf in my capacity as a Director of PotlatchDeltic Corporation, the Annual Report on Form 10-K of PotlatchDeltic Corporation for the fiscal year ended December 31, 2020 to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of this Power of Attorney.

            IN WITNESS WHEREOF, I have executed this Power of Attorney as of February 12, 2021.

/s/ D. MARK LELAND

DIRECTOR

POWER OF ATTORNEY

I, the undersigned, appoint Michele L. Tyler or, in her absence or inability to act, Eric J. Cremers or Jerald W. Richards, my attorney-in-fact for me and in my name, place and stead to execute for me on my behalf in my capacity as a Director of PotlatchDeltic Corporation, the Annual Report on Form 10-K of PotlatchDeltic Corporation for the fiscal year ended December 31, 2020 to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of this Power of Attorney.

            IN WITNESS WHEREOF, I have executed this Power of Attorney as of February 12, 2021.

/s/ CHARLES P. GRENIER

DIRECTOR

POWER OF ATTORNEY

I, the undersigned, appoint Michele L. Tyler or, in her absence or inability to act, Eric J. Cremers or Jerald W. Richards, my attorney-in-fact for me and in my name, place and stead to execute for me on my behalf in my capacity as a Director of PotlatchDeltic Corporation, the Annual Report on Form 10-K of PotlatchDeltic Corporation for the fiscal year ended December 31, 2020 to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of this Power of Attorney.

            IN WITNESS WHEREOF, I have executed this Power of Attorney as of February 12, 2021.

/s/ LAWRENCE S. PEIROS

DIRECTOR

POWER OF ATTORNEY

I, the undersigned, appoint Michele L. Tyler or, in her absence or inability to act, Eric J. Cremers or Jerald W. Richards, my attorney-in-fact for me and in my name, place and stead to execute for me on my behalf in my capacity as a Director of PotlatchDeltic Corporation, the Annual Report on Form 10-K of PotlatchDeltic Corporation for the fiscal year ended December 31, 2020 to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of this Power of Attorney.

            IN WITNESS WHEREOF, I have executed this Power of Attorney as of February 12, 2021.

/s/ R. HUNTER PIERSON

DIRECTOR

POWER OF ATTORNEY

I, the undersigned, appoint Michele L. Tyler or, in her absence or inability to act, Eric J. Cremers or Jerald W. Richards, my attorney-in-fact for me and in my name, place and stead to execute for me on my behalf in my capacity as a Director of PotlatchDeltic Corporation, the Annual Report on Form 10-K of PotlatchDeltic Corporation for the fiscal year ended December 31, 2020 to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of this Power of Attorney.

            IN WITNESS WHEREOF, I have executed this Power of Attorney as of February 12, 2021.

/s/ LENORE M. SULLIVAN

DIRECTOR